                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                October 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:   FLORSHEIM GROUP INC.             CASE NO.   02 B 08209
               ------------------------                   -----------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                              09/30/05             10/31/05
                                             -------------        -------------

Associated Bank                              $  226,056.04        $  218,778.60

BT Commercial Escrow                            144,008.24           144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II           749,315.64           707,573.48
                                             -------------        -------------
TOTAL                                        $1,119,379.92        $1,070,360.32
                                             =============        =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2005





                                                            ASSOCIATED BANK
                                                            ---------------

    DATE       CHECK NUMBER          PAYMENTS
    ----       ------------          --------
  10/03/05         1276         F. Terrence Blanchard         $ 7,127.44
  10/12/05         1277         Benjamin Alvendia                 150.00



                                                              ----------
                                Total                         $ 7,277.44
                                                              ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                      CASH DISBURSEMENTS - OCTOBER 31, 2005


                                                              SHAW GUSSIS
                                                         PREFERENCE ACCOUNT II
                                                         ---------------------
  DATE    CHECK NUMBER    PAYMENTS
  ----    ------------    --------
10/01/05      1193        National Union Fire Insurance       $    575.00
10/01/05      1194        Leslie T. Welsh, Inc.                  1,363.12
10/01/05      1195        Kronish Lieb Weiner                   11,993.26
10/05/05      1196        F. Terrence Blanchard                  1,668.75
10/06/05      1197        Shaw Gussis Fishman                   14,478.54
10/31/05      1198        Leslie T. Welsh, Inc.                  1,368.74
10/31/05      1199        Kronish Lieb Weiner                   10,294.75



                                                              -----------
                                                              $ 41,742.16
                                                              ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                OCTOBER 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                  POST-PETITION
                                                                      LOAN
    DATE                       PAYMENTS         BORROWINGS           BALANCE
-------------                  --------         ----------       --------------
OPENING BALANCE                                                  $ 6,912,679.88
  10/01/05                     $      -          $     -           6,912,679.88
  10/02/05                            -                -           6,912,679.88
  10/03/05                            -                -           6,912,679.88
  10/04/05                            -                -           6,912,679.88
  10/05/05                            -                -           6,912,679.88
  10/06/05                            -                -           6,912,679.88
  10/07/05                            -                -           6,912,679.88
  10/08/05                            -                -           6,912,679.88
  10/09/05                            -                -           6,912,679.88
  10/10/05                            -                -           6,912,679.88
  10/11/05                            -                -           6,912,679.88
  10/12/05                            -                -           6,912,679.88
  10/13/05                            -                -           6,912,679.88
  10/14/05                            -                -           6,912,679.88
  10/15/05                            -                -           6,912,679.88
  10/16/05                            -                -           6,912,679.88
  10/17/05                            -                -           6,912,679.88
  10/18/05                            -                -           6,912,679.88
  10/19/05                            -                -           6,912,679.88
  10/20/05                            -                -           6,912,679.88
  10/21/05                            -                -           6,912,679.88
  10/22/05                            -                -           6,912,679.88
  10/23/05                            -                -           6,912,679.88
  10/24/05                            -                -           6,912,679.88
  10/25/05                            -                -           6,912,679.88
  10/26/05                            -                -           6,912,679.88
  10/27/05                            -                -           6,912,679.88
  10/28/05                            -                -           6,912,679.88
  10/29/05                            -                -           6,912,679.88
  10/30/05                            -                -           6,912,679.88
  10/31/05                            -                -           6,912,679.88
                               --------          -------
Total                          $      -          $     -
                               ========          =======

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

      CASE NAME:   FLORSHEIM GROUP INC.          CASE NO.    02 B 08209
                 ------------------------                 ----------------

                      FOR THE MONTH ENDING OCTOBER 31, 2005




STATEMENT OF ACCOUNTS RECEIVABLE
--------------------------------


      Beginning of Month Balance                       $ 340,228
                                                       ---------

      Add: Sales on Account                                    -
                                                       ---------

      Less: Collections                                        -
                                                       ---------

      Adjustments                                              -
                                                       ---------

      End of the Month Balance                         $ 340,228
                                                       =========



        0-30      31-60      61-90      OVER 90    END OF MONTH
        DAYS      DAYS       DAYS        DAYS          TOTAL
      --------   -------   --------    ---------   ------------

      $      -   $     -   $      -    $ 340,228     $ 340,228
      ========   =======   ========    =========   ============



STATEMENT OF ACCOUNTS PAYABLE ( POST PETITION)
----------------------------------------------


        0-30      31-60      61-90      OVER 90    END OF MONTH
        DAYS      DAYS       DAYS        DAYS          TOTAL
      --------   -------   --------    ---------   ------------

      $ 20,226   $ 1,050   $ 85,055    $ 391,049     $ 497,380
      ========   =======   ========    =========   ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:   FLORSHEIM GROUP INC.          CASE NO.    02 B 08209
                ------------------------                 -----------------


                                TAX QUESTIONNAIRE

                        FOR MONTH ENDED OCTOBER 31, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1. Federal Income Taxes              Yes (x)       No (  )
          2. FICA withholdings                 Yes (x)       No (  )
          3. Employee's withholdings           Yes (x)       No (  )
          4. Employer's FICA                   Yes (x)       No (  )
          5. Federal Unemployment Taxes        Yes (x)       No (  )
          6. State Income Taxes                Yes (x)       No (  )
          7. State Employee withholdings       Yes (x)       No (  )
          8. All other state taxes             Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        /s/ F. Terrence Blanchard
                                        ----------------------------------------
                                        For the Debtor In Possession (Trustee)


                                        Print or type name and capacity of
                                        person signing this Declaration:

                                        F. Terrence Blanchard
                                        ----------------------------------------

                                        President and Chief Financial Officer
                                        Florsheim Group Inc.
DATED:  November 14, 2005